FAIR VALUE	12 Months Ended
Dec. 31, 2024
FAIR VALUE
FAIR VALUE

20. FAIR VALUE

Fair values have been determined for measurement and/or disclosure requirements based on the methods below.

The Company characterizes fair value measurements using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

•	Level 1 fair value measurements are quoted prices (unadjusted) in active markets for identical assets or liabilities;
•

Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

•

Level 3 fair value measurements are those derived from valuation techniques that include significant inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The carrying values of cash and cash equivalents, marketable securities, prepaid expenses and other receivables, and accounts payable, accrued and other liabilities approximated their fair values because of the short-term nature of these financial instruments. These financial instruments are financial assets and liabilities at amortized cost.

The carrying value of marketable securities was based on the quoted market prices of the shares as at December 31, 2024 and was therefore considered to be Level 1.

As the FireFly Metals Earn‐In Agreement provides FireFly Metals the right to earn an interest in PC Gold Inc., rather than a direct interest in the Pickle Crow project, FireFly Metals’ option to acquire PC Gold shares is a financial liability of First Mining. As a derivative, the Pickle Crow project option liability is classified as financial liability at FVTPL. The carrying value of the Option is not based on observable market data and therefore is considered to be Level 3.

The fair value of the Option – Pickle Crow Gold Project as at December 31, 2024, was determined by reference to the portion of the estimated fair value of PC Gold Inc. to be given up by the Company with the option for FireFly Metals to earn an additional 10%, net of $3,000,000 proceeds to be received on exercise.

The Silver Stream was determined to be a derivative liability, which is classified as a financial liability at FVTPL. The carrying value of the derivative liability was not based on observable market data and involved complex valuation methods and was therefore considered to be Level 3. Changes in key valuation assumptions, including commodity prices and discount rates, could result in significant fluctuations in the fair value of the liability. The loss on the Silver Stream derivative was due to a 6% increase in volatility, a 24% increase in the forward curve, and a 24% increase in the spot rate as of December 31, 2024, compared to December 31, 2023.

The following table presents the Company’s fair value hierarchy for financial assets and liabilities that are measured at fair value:

	December 31, 2024				December 31, 2023
		Fair value measurement				Fair value measurement
	Carrying value	Level 1	Level 2	Level 3	Carrying value	Level 1	Level 2	Level 3
Financial assets:
Marketable Securities (Note 4)	$2,388	$2,388	$-	$-	$263	$263	$-	$-
Financial liabilities:
Silver Stream derivative liability (Note 11)	$34,414	$-	$-	$34,414	$34,295	$-	$-	$34,295
Option – PC Gold (Note 7)	$3,974	$-	$-	$3,974	$4,576	$-	$-	$4,576